EXHIBIT 99.14


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Amended Quarterly Report of Latinocare Management Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on November 21, 2002 (the "Report") I, Jose J. Gonzalez, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President and Secretary of the Company, certify, pursuant to 18USC ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Jose J. Gonzalez
_____________________________________________________________
Jose J. Gonzalez, Chairman  of the  Board,  Chief  Executive
Officer, Chief Financial Officer, President and Secretary